UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2004

Date of Report (Date of earliest event reported)

RTG VENTURES, INC.

(Exact name of registrant as specified in its charter)

Florida	333-85072	59-3666743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Berkeley House, Berkeley Square, London W1J 6BD, England

(Address of principal executive offices, including zip code)

011 44 20 7887-6180

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant

Goldstein & Morris P.C. was our independent registered public accounting firm with respect to the audit of our consolidated balance sheet as of May 31, 2003 and the related statements of operations, cash flows and changes in stockholders’ deficit for the years ended May 31, 2003 and May 31, 2002. Effective October 20, 2004, they resigned and effective November 23, 2004 we engaged Sherb & Co., LLP, 805 Third Avenue, New York, New York 10022, as our independent registered public accounting firm for the fiscal year ended August 31, 2004. The resignation of Goldstein & Morris P.C. and appointment of Sherb & Co., LLP was approved by our board of directors. Prior to such appointment, we had no discussions with Sherb & Co., LLP including, but not limited to discussions respecting:

•	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or

•	any matter that was either the subject matter of a disagreement or a reportable event.

The report of Goldstein & Morris P.C. on our financial statements with respect to the audit of our consolidated balance sheet as of May 31, 2003 and the related statements of operations, cash flows and changes in stockholders’ deficit for the years ended May 31, 2003 and May 31, 2002 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report was modified to include an explanatory paragraph with respect to our ability to continue as a going concern.

In connection with the audit of our consolidated balance sheet as of May 31, 2003 and the related statements of operations, cash flows and changes in stockholders’ deficit for the years ended May 31, 2003 and May 31, 2002 and during the subsequent interim period through October 20, 2004 there were no disagreements between us and Goldstein & Morris P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Goldstein & Morris P.C. to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of our consolidated balance sheet as of May 31, 2003 and the related statements of operations, cash flows and changes in stockholders’ deficit for the years ended May 31, 2003 and May 31, 2002 and during the subsequent interim period through October 20, 2004, Goldstein & Morris P.C. did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•	information had come to their attention that led them to no longer be able to rely on our management’s representations or made them unwilling to be associated with the financial statements prepared by our management;

•	there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

2

•	information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Document
16	Letter from Goldstein & Morris P.C. respecting our assertion of changes in our certifying accountants.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTG VENTURES, INC.

By: /s/ Linda Perry
Linda Perry
Chief Executive Officer

Date: December 3 , 2004

4